Morgan Stanley Latin American Growth Fund
LETTER TO THE SHAREHOLDERS / / JULY 31, 2001

Dear Shareholder:
During the six-month period ended July 31, 2001, investors witnessed a continuation of the global stock market correction that began in early 2000. While there was a sharp rally early this year as central banks began easing monetary policy and cutting interest rates worldwide, the recovery was short-lived. February and March were difficult months for global markets, including those of Latin America, as investors focused on the slowing pace of global economic growth and falling profitability. Earnings disappointments and significant profit downgrades further depressed investor sentiment.

The Latin American markets rebounded during the beginning of this year's second quarter, fueled by several U.S. interest-rate easings combined with an announcement in May that Citigroup would make a major investment in the Mexican banking sector. Toward the end of the second quarter, however, the markets pulled back as economic data indicated that other major geographic regions, namely Europe and Japan, were joining the U.S. economic slowdown, and earnings disappointments escalated around the world. By June, investors had grown cautious as it became apparent that the trend in interest-rate cuts was nearing an end while indications of a bottoming in global economic growth had yet to be seen. In addition, negative developments, namely the Argentine debt crisis and rising political tensions in Brazil, tainted overall investor sentiment.

MEXICO
The Mexican equity market was the region's best-performing major market, rising
5.1 percent (in U.S. dollar terms) during the six months ended July 31, 2001. Mexico continues to be viewed as a regional safe haven, due to the country's relative macroeconomic and political stability. The Mexican government continued to make progress toward implementing a broad range of fiscal, financial and budgetary reforms aimed at reducing structural barriers to higher economic growth rates. In particular, investors focused on Mexico's fiscal reform efforts which, if successful, could lead to an upgrade in the country's sovereign debt rating to full investment grade. The Mexican economy, however, showed signs of weakness during the first half of the year in a continuation of the economic recession that started in late 2000. Mexican exports have been hurt by the decline in U.S. manufacturing, while a slowdown in domestic demand has kept the overall economy flat.

BRAZIL
Brazilian stocks fell 25.8 percent (in U.S. dollar terms) during the period under review. The market suffered from a combination of domestic problems, specifically political turmoil and an energy crisis, as well as from adverse effects of developments in Argentina. Until recently, Brazil's central bank had been easing monetary policy and the economy was experiencing a recovery. Inflation, historically a serious economic problem for

Morgan Stanley Latin American Growth Fund
LETTER TO THE SHAREHOLDERS / / July 31, 2001 CONTINUED

Brazil, was under control at 7 percent for 2000. However, the global economic slowdown and the Argentine debt crisis led to a reversal of some of these positive trends. As the Argentine situation deteriorated, Brazil's central bank was forced to raise interest rates. As a result, the country's currency, the real, fell sharply against the U.S. dollar. Foreign direct investment, which was very strong in 2000, has eased thus far this year. The Brazilian market, buffeted by external shocks, is currently very attractively valued, trading near its historical low valuations.

ARGENTINA
The Argentine market fell sharply this year, declining 38.8 percent during the period under review. The economic situation in Argentina deteriorated throughout most of the year as the country grappled with a weak economy and significant debt overhang. The economic recession that has affected the country for several years has, through reduced tax-revenue generation, debilitated the country's ability to service its outstanding debt. In May, the government completed a successful debt swap that alleviated the short-term liquidity pressure it faced. The deal, however, increased overall indebtedness and did not address the country's core problem -- a weak economy. In addition, Finance Minister Cavallo announced a dual exchange rate for the Argentine peso, with importers and exporters having an exchange rate set by an average of the euro and the U.S. dollar. Dual exchange rate systems do not have a history of success, and the current move was viewed by many as a threat to the convertibility law. Investors became concerned as the government remained unable to implement required fiscal measures to eliminate the budget deficit and their confidence continued to decline as pressure on the country's fixed currency regime mounted.

Continued weakness in domestic data also depressed the market. GDP figures came in below expectations, falling 2.1 percent year-over-year, and tax revenue collection was disappointing. By the end of the quarter, the country's ability to finance its outstanding debt and the sustainability of the currency regime were both seriously under question.

CHILE
Chilean stocks declined 8.4 percent during the six-month period ended July 31, 2001. Chile, like Brazil, suffered from the Argentine situation. In particular, as the Argentine crisis intensified, the Chilean peso weakened. Chilean GDP growth continues to come in well below the consensus estimate, while in May unemployment hit 9.6 percent, its highest level in eight months. Chile's central bank has continued to lower interest rates to combat the economic slowdown and a deterioration in consumer confidence.

Morgan Stanley Latin American Growth Fund
LETTER TO THE SHAREHOLDERS / / July 31, 2001 CONTINUED

PERU
Peru was one of the few markets in positive territory during the period under review, returning 2.8 percent. Politics was the focus of investor attention ahead of Peru's presidential and congressional elections. The uncertainty associated with political change, plus the possibility of the return to power of former President Alan Garcia, considered by many to be market unfriendly, put downward pressure on the market. The market rallied, however, following Alejandro Toledo's victory over Garcia, although some uncertainty remained regarding the constituency of the new cabinet. A return to political stability is a prerequisite for improved economic performance.

COLOMBIA
The Colombian market rallied 16.2 percent in this six-month period. During most of the year, increased guerrilla attacks on the oil infrastructure proved a serious drag on the economy. However, the political environment improved slightly following a high-profile prisoner exchange. Colombia completed a larger than expected domestic debt swap valued at $2.5 billion, and a fiscal reform bill is making some progress. We will continue to monitor further political progress on peace talks.

Performance
For the six-month period ended July 31, 2001, Morgan Stanley Latin American Growth Fund's Class B shares posted a total return of -15.76 percent compared to -13.10 percent for the Standard & Poor's/ IFCI Latin America Index(1) and
-12.54 percent for the MSCI Emerging Markets Free Latin American (EMF LA) Gross Index(2). For the same period, the Fund's Class A, C and D shares had negative total returns of -15.55 percent, -15.73 percent and -15.37 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

---------------------
(1) The S&P/IFCI Latin America Index is a broad, neutral and historically consistent benchmark for the Latin American markets. The Index includes selected securities from Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela reflecting restrictions on foreign investment, market capitalization and liquidity. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(2) The Morgan Stanley Capital International (MSCI) Europe Index measures the performance for a diverse range of global stock markets within Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, Ireland, Portugal, and the United Kingdom. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Latin American Growth Fund
LETTER TO THE SHAREHOLDERS / / July 31, 2001 CONTINUED

Underperformance of the Fund relative to its benchmarks was driven by stock selection in Brazil and the underweighted country allocation in Chile.

Portfolio Strategy
On May 31, 2001, day-to-day portfolio management of the Fund was assumed by Morgan Stanley Investment Advisor's Emerging Markets team. Current members of the team include Michael Perl, a Principal of the Investment Manager, and Robert Meyer, a Managing Director of the Investment Manager. In managing the Fund, the new portfolio management team utilizes a top-down country-allocation approach together with bottom-up stock selection.

In the Fund, we continue to focus on the Brazilian and Mexican markets while underweighting Chile. In addition, the Fund has reduced its exposure to Argentina, as we believe that economic growth there will continue to be sluggish in making the country's debt overhang unsustainable. We will remain underweighted in the Argentine stock market until we see a catalyst for improvements regarding its debt, the economy and its political leadership.

In Brazil, our main concern in the medium term is the possible adverse impact of an escalation in the Argentine situation, particularly the pressure on the Brazilian currency and the country's access to foreign capital. Domestically, electricity rationing is negatively affecting President Cardoso's popularity. Despite our macroeconomic concerns, we are constructive on the long-term potential of the Brazilian telecommunications industry, which we believe offers attractive growth characteristics, given the large pent-up demand for telecom services.

Within Mexico, the portfolio is overweighted in the telecommunications industry. We are also emphasizing the Mexican retail sector, given the strength in consumer demand. As monetary conditions have eased, domestic demand has strengthened, pulling the country out of its recession. Within the Latin American region, investors continue to view Mexico as a safe haven, as evidenced by capital inflows.

Our underweighting in Chile is the result of a slowing economy in which we do not see signs of a rebound, plus a lack of worthwhile stock opportunities. In Venezuela political and regulatory uncertainty continues to take a toll on economic performance. As the risk for oil prices to fall back to their long-term averages increases, we believe Venezuela's risk profile could grow. We maintain a market weight focusing specifically on CANTV, the country's largest telephone company, given its relative valuations, and on expectations of upcoming merger and acquisition activity. Within Colombia and Peru, a lack of liquidity and concerns over their political environments lead us to underweight these markets.

Morgan Stanley Latin American Growth Fund
LETTER TO THE SHAREHOLDERS / / July 31, 2001 CONTINUED

Looking Ahead
We believe that the Latin American markets will continue to be held back by fears of global recession and domestic developments in Argentina. Considering the attractive valuations, however, we believe that the region's markets are poised to improve on any indication of a global economic turnaround. As the United States is a major trading partner for much of the region, signs of renewed economic growth in the U.S. economy could be highly beneficial to Latin America.

We appreciate your ongoing support of Morgan Stanley Latin American Growth Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT

Morgan Stanley Latin American Growth Fund
FUND PERFORMANCE / / JULY 31, 2001

                                    AVERAGE ANNUAL TOTAL RETURNS
   ----------------------------------------------------------------------------------------------
                     CLASS A*                                         CLASS B**
   --------------------------------------------     ---------------------------------------------
   PERIOD ENDED 7/31/01                             PERIOD ENDED 7/31/01
   -------------------------                        -------------------------
   1 Year                     (16.11)%(1) (20.51)%(2) 1 Year                   (16.70)%(1) (20.86)%(2)
   Since Inception (7/28/97)  (9.84)%(1) (11.04)%(2) 5 Years                   (0.08)%(1)  (0.48)%(2)
                                                    Since Inception
                                                     (12/30/92)                0.12%(1)    0.12%(2)

                     CLASS C+                                           CLASS D++
   ---------------------------------------------      ---------------------------------------------
   PERIOD ENDED 7/31/01                               PERIOD ENDED 7/31/01
   -------------------------                          -------------------------
   1 Year                     (16.67)%(1) (17.50)%(2) 1 Year                     (15.86)%(1)
   Since Inception (7/28/97)  (10.52)%(1) (10.52)%(2) Since Inception (7/28/97)  (9.66)%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.
---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
 *   THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
 + THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D SHARES HAVE NO SALES CHARGE.

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JULY 31, 2001 (UNAUDITED)

 NUMBER OF
   SHARES                                                  VALUE

-------------------------------------------------------------------

              Common and Preferred Stocks (98.4%)
              Argentina (0.7%)
              MAJOR TELECOMMUNICATIONS
      53,600  Telecom Argentina Stet - France Telecom
               S.A. (Class B) (ADR)...................  $   522,600
                                                        -----------
              Brazil (35.9%)
              AEROSPACE & DEFENSE
      33,400  Embraer - Empresa Brasileira de
               Aeronautica S.A. (ADR) (Pref.).........    1,189,040
                                                        -----------
              BEVERAGES: ALCOHOLIC
     147,130  Companhia de Bebidas das Americas (ADR)
               (Pref.)................................    2,994,095
                                                        -----------
              ELECTRIC UTILITIES
   8,253,000  Centrais Electricas Brasileiras S.A.....      118,357
         200  Centrais Electricas Brasileiras S.A.
               (Class B) (ADR)........................        1,225
 134,129,000  Centrais Electricas Brasileiras S.A.
               (Class B) (Pref.)......................    1,650,860
      67,900  Companhia Energetica de Minas Gerais
               (ADR) (Pref.)*.........................      721,437
  43,229,000  Companhia Energetica de Minas Gerais
               (Pref.)*...............................      457,801
 108,831,000  Companhia Paranaense de Energia - Copel
               (Pref.)................................      778,621
                                                        -----------
                                                          3,728,301
                                                        -----------
              INDUSTRIAL CONGLOMERATES
     817,095  Itausa - Investimentos Itau S.A.
               (Pref.)................................      686,967
                                                        -----------
              INTEGRATED OIL
     159,280  Petroleo Brasileiro S.A. (ADR)..........    3,754,230
     104,913  Petroleo Brasileiro S.A. (Pref.)........    2,293,753
                                                        -----------
                                                          6,047,983
                                                        -----------

 NUMBER OF
   SHARES                                                  VALUE

-------------------------------------------------------------------

              MAJOR TELECOMMUNICATIONS
  14,647,000  Brasil Telecom Participacoes S.A.
               (Pref.)*...............................  $   105,975
 301,265,000  Brasil Telecom S.A......................    1,473,446
                                                        -----------
                                                          1,579,421
                                                        -----------
              OTHER METALS/MINERALS
      72,119  Companhia Vale do Rio Doce (Class A)
               (Pref.)................................    1,515,840
      35,550  Companhia Vale do Rio Doce S.A.
               (Class A) (ADR) (Pref.)................      746,550
     266,358  Companhia Vale do Rio Doce S.A.
               (Debentures)*..........................      --
                                                        -----------
                                                          2,262,390
                                                        -----------
              PULP & PAPER
      57,900  Aracruz Celulose S.A. (Class B) (ADR)
               (Pref.)................................      926,400
      21,000  Votorantim Celulose e Papel S.A. (ADR)
               (Pref.)................................      252,000
   6,031,000  Votorantim Celulose e Papel S.A.
               (Pref.)................................      143,852
                                                        -----------
                                                          1,322,252
                                                        -----------
              REGIONAL BANKS
      49,700  Banco Bradesco S.A. (ADR) (Pref.).......      236,075
 297,677,904  Banco Bradesco S.A. (Pref.).............    1,405,367
  26,841,560  Banco Itau S.A. (Pref.).................    2,110,220
      33,595  Uniao de Bancos Brasileiros S.A. (ADR)
               (Pref.) (Units)=/=.....................      725,652
                                                        -----------
                                                          4,477,314
                                                        -----------
              SPECIALTY TELECOMMUNICATIONS
      56,200  Embratel Participacoes S.A. (ADR)
               (Pref.)................................      303,480
  61,049,000  Embratel Participacoes S.A. (Pref.).....      325,726

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JULY 31, 2001 (UNAUDITED) CONTINUED

 NUMBER OF
   SHARES                                                  VALUE

-------------------------------------------------------------------

      78,563  Tele Norte Leste Participacoes S.A.
               (ADR) (Pref.)..........................  $   985,966
   7,179,000  Tele Norte Leste Participacoes S.A.
               (Pref.)................................       90,245
                                                        -----------
                                                          1,705,417
                                                        -----------
              STEEL
  50,749,000  Companhia Siderurgica Nacional S.A......      789,748
       9,900  Companhia Siderurgica Nacional S.A.
               (ADR)..................................      155,430
  74,040,000  Gerdau S.A. (Pref.).....................      505,770
                                                        -----------
                                                          1,450,948
                                                        -----------
              WIRELESS COMMUNICATIONS
  49,466,000  Tele Nordeste Celular Participacoes S.A.
               (Pref.)................................       68,781
 336,117,000  Tele Norte Celular Participacoes S.A.
               (Pref.)................................      176,618
  84,101,000  Telemig Celular Participacoes S.A.
               (Pref.)................................      158,752
       1,800  Telemig Celular Participacoes S.A. (ADR)
               (Pref.)................................       68,220
      38,350  Telesp Celular Participacoes S.A. (ADR)
               (Pref.)................................      559,910
                                                        -----------
                                                          1,032,281
                                                        -----------
              Total Brazil............................   28,476,409
                                                        -----------
              Chile (6.3%)
              BEVERAGES: ALCOHOLIC
      36,550  Compania Cervecerias Unidas S.A.
               (ADR)..................................      804,100
                                                        -----------
              ELECTRIC UTILITIES
      48,900  Empresa Nacional de Electricidad S.A.
               (ADR)..................................      522,252
      58,900  Enersis S.A. (ADR)......................      836,380
                                                        -----------
                                                          1,358,632
                                                        -----------

 NUMBER OF
   SHARES                                                  VALUE

-------------------------------------------------------------------

              FOOD RETAIL
      23,300  Distribucion Y Servicio D&S S.A.
               (ADR)..................................  $   338,782
                                                        -----------
              INDUSTRIAL CONGLOMERATES
      34,200  Quinenco S.A. (ADR)*....................      254,448
                                                        -----------
              MAJOR TELECOMMUNICATIONS
      86,348  Cia de Telecommunicaciones de Chile S.A.
               (Series A) (ADR)*......................    1,098,347
                                                        -----------
              REGIONAL BANKS
      43,300  Banco de A. Edwards (ADR)...............      716,615
      14,300  Banco Santander Chile (ADR).............      235,950
       8,700  Banco Santiago S.A. (ADR)...............      188,355
                                                        -----------
                                                          1,140,920
                                                        -----------
              Total Chile.............................    4,995,229
                                                        -----------
              Luxembourg (0.8%)
              BEVERAGES: ALCOHOLIC
      45,150  Quilmes Industrial S.A. (Class B)
               (ADR)..................................      672,284
                                                        -----------
              Mexico (53.1%)
              BEVERAGES: ALCOHOLIC
     330,430  Grupo Modelo, S.A. de C.V. (Series C)...      831,746
                                                        -----------
              BEVERAGES: NON-ALCOHOLIC
      47,420  Fomento Economico Mexicano, S.A. de C.V.
               (ADR) (Units)=/=.......................    1,858,864
     213,500  Fomento Economico Mexicano, S.A. de C.V.
               (Units)=/=.............................      837,529
      22,000  Panamerican Beverages, Inc. (Class A)...      414,480
                                                        -----------
                                                          3,110,873
                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JULY 31, 2001 (UNAUDITED) CONTINUED

 NUMBER OF
   SHARES                                                  VALUE

-------------------------------------------------------------------

              BROADCASTING
      63,025  Grupo Televisa S.A. - CPO (ADR)*........  $ 2,464,278
                                                        -----------
              CONSTRUCTION MATERIALS
     201,300  Cemex S.A. de C.V. - CPO................    1,098,738
     103,093  Cemex S.A. de C.V. - CPO (ADR)..........    2,817,532
                                                        -----------
                                                          3,916,270
                                                        -----------
              HOUSEHOLD/PERSONAL CARE
     878,200  Kimberly-Clark de Mexico, S.A. de C.V.
               (A Shares).............................    2,568,474
                                                        -----------
              MAJOR TELECOMMUNICATIONS
     195,500  Carso Global Telecom (Series A1)*.......      447,368
     253,002  Telefonos de Mexico S.A. de C.V. (Series
               L) (ADR)...............................    8,774,109
                                                        -----------
                                                          9,221,477
                                                        -----------
              MISCELLANEOUS COMMERCIAL SERVICES
     105,400  Grupo Mexico S.A. (Series B)............      218,220
                                                        -----------
              MISCELLANEOUS MANUFACTURING
     692,300  ALFA, S.A. (Class A)....................      942,982
     152,800  Grupo Carso S.A. de C.V. (Series A1)*...      397,943
                                                        -----------
                                                          1,340,925
                                                        -----------
              OILFIELD SERVICES/ EQUIPMENT
      74,980  Tubos de Acero de Mexico S.A. (ADR)*....      899,760
                                                        -----------
              OTHER TRANSPORTATION
      67,100  Grupo Aeroportuario del Sureste S.A. de
               C.V. (ADR) (Series B)*.................    1,207,800
                                                        -----------
              REGIONAL BANKS
   1,679,490  Grupo Financiero Banamex Accival, S.A.
               de C.V.
               (O Shares).............................    4,211,078

 NUMBER OF
   SHARES                                                  VALUE

-------------------------------------------------------------------

     380,100  Grupo Financiero Banorte S.A. de C.V. (O
               Shares)*...............................  $   745,952
   2,959,743  Grupo Financiero BBVA Bancomer (O
               Shares)*...............................    2,644,643
                                                        -----------
                                                          7,601,673
                                                        -----------
              SPECIALTY STORES
   1,645,218  Wal-Mart de Mexico S.A. de C.V. (Series
               C).....................................    3,836,511
                                                        -----------
              WIRELESS COMMUNICATIONS
     251,753  America Movil S.A. de C.V. (Series L)
               (ADR)..................................    4,969,604
                                                        -----------
              Total Mexico............................   42,187,611
                                                        -----------
              United States (0.0%)
              INTERNET SOFTWARE/SERVICES
      20,400  StarMedia Network, Inc.*................       13,668
                                                        -----------
              Venezuela (1.6%)
              MAJOR TELECOMMUNICATIONS
      56,745  Compania Anomina Nacional Telefonos de
               Venezuela (CANTV) (Class D) (ADR)......    1,290,381
                                                        -----------

  Total Investments
   (COST $77,196,964) (a).................    98.4%  78,158,182
  Other Assets in Excess of Liabilities...     1.6    1,303,932
                                            ------  -----------
  Net Assets..............................   100.0% $79,462,114
                                            ======  ===========

---------------------

    ADR  AMERICAN DEPOSITORY RECEIPT.
     *   NON-INCOME PRODUCING SECURITY.
    =/= CONSIST OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
    (A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,938,986 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,977,768, RESULTING IN NET UNREALIZED APPRECIATION OF $961,218.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
SUMMARY OF INVESTMENTS / / JULY 31, 2001 (UNAUDITED)

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Aerospace & Defense.....................  $ 1,189,040       1.5%
Beverages: Alcoholic....................    5,302,225       6.7
Beverages: Non-Alcoholic................    3,110,873       3.9
Broadcasting............................    2,464,278       3.1
Construction Materials..................    3,916,270       4.9
Electric Utilities......................    5,086,934       6.4
Food Retail.............................      338,782       0.4
Household/Personal Care.................    2,568,474       3.2
Industrial Conglomerates................      941,416       1.2
Integrated Oil..........................    6,047,982       7.6
Internet Software/Services..............       13,668       0.0
Major Telecommunications................   13,712,227      17.3
Miscellaneous Commercial Services.......      218,219       0.3
Miscellaneous Manufacturing.............    1,340,925       1.7
Oilfield Services/Equipment.............      899,760       1.1
Other Metals/Minerals...................    2,262,390       2.9

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Other Transportation....................  $ 1,207,800       1.5%
Pulp & Paper............................    1,322,252       1.7
Regional Banks..........................   13,219,907      16.6
Specialty Stores........................    3,836,511       4.8
Specialty Telecommunications............    1,705,417       2.2
Steel...................................    1,450,948       1.8
Wireless Communications.................    6,001,884       7.6
                                          -----------   -------
                                          $78,158,182      98.4%
                                          ===========   =======

                                                       PERCENT OF
TYPE OF INVESTMENT                           VALUE     NET ASSETS

-----------------------------------------------------------------

Common Stocks...........................  $55,974,209      70.5%
Preferred Stocks........................   22,183,973      27.9
                                          -----------   -------
                                          $78,158,182      98.4%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JULY 31, 2001 (UNAUDITED)

Assets:
Investments in securities, at value (cost
 $77,196,964).....................................  $78,158,182
Cash..............................................    1,468,479
Dividends receivable..............................      185,613
Prepaid expenses and other assets.................      106,114
                                                    -----------
    Total Assets..................................   79,918,388
                                                    -----------
Liabilities:
Payable for:
  Shares of beneficial interest repurchased.......      183,356
  Investment management fee.......................       90,002
  Distribution fee................................       65,249
  Investments purchased...........................       43,483
Accrued expenses and other payables...............       74,184
                                                    -----------
    Total Liabilities.............................      456,274
                                                    -----------
    Net Assets....................................  $79,462,114
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $162,486,730
Net unrealized appreciation.......................      960,093
Accumulated undistributed net investment income...      372,456
Accumulated net realized loss.....................  (84,357,165)
                                                    -----------
    Net Assets....................................  $79,462,114
                                                    ===========
Class A Shares:
Net Assets........................................     $608,484
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       60,521
    Net Asset Value Per Share.....................  $     10.05
                                                    ===========
    Maximum Offering Price Per Share,
      (NET ASSET VALUE PLUS 5.54% OF NET ASSET
      VALUE)......................................  $     10.61
                                                    ===========
Class B Shares:
Net Assets........................................  $71,357,983
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    7,331,977
    Net Asset Value Per Share.....................  $      9.73
                                                    ===========
Class C Shares:
Net Assets........................................     $560,570
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       57,497
    Net Asset Value Per Share.....................  $      9.75
                                                    ===========
Class D Shares:
Net Assets........................................   $6,935,077
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      684,598
    Net Asset Value Per Share.....................  $     10.13
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

Net Investment Income:
Income
Dividends (net of $138,088 foreign withholding
 tax).............................................    $          1,720,116
Interest..........................................                  17,532
                                                      --------------------
    Total Income..................................               1,737,648
                                                      --------------------
Expenses
Investment management fee.........................                 563,654
Distribution fee (Class A shares).................                   1,138
Distribution fee (Class B shares).................                 405,381
Distribution fee (Class C shares).................                   3,509
Transfer agent fees and expenses..................                 144,325
Foreign exchange provisional tax..................                  84,734
Professional fees.................................                  31,631
Custodian fees....................................                  22,727
Shareholder reports and notices...................                  15,260
Trustees' fees and expenses.......................                   6,033
Other.............................................                  17,918
                                                      --------------------
    Total Expenses................................               1,296,310
                                                      --------------------
    Net Investment Income.........................                 441,338
                                                      --------------------
Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments.....................................               5,607,969
  Foreign exchange transactions...................                (155,703)
                                                      --------------------
      Net Gain....................................               5,452,266
                                                      --------------------
Net change in unrealized appreciation/depreciation
 on:
  Investments.....................................             (22,932,114)
  Translation of other assets and liabilities
   denominated in foreign currencies..............                   1,685
                                                      --------------------
    Net Depreciation..............................             (22,930,429)
                                                      --------------------
    Net Loss......................................             (17,478,163)
                                                      --------------------
Net Decrease......................................    $        (17,036,825)
                                                      ====================

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                           FOR THE SIX     FOR THE YEAR
                                          MONTHS ENDED        ENDED
                                          JULY 31, 2001  JANUARY 31, 2001
                                          -------------  ----------------
                                           (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)............  $    441,338     $   (882,463)
Net realized gain.......................     5,452,266       11,678,288
Net change in unrealized depreciation...   (22,930,429)     (16,964,416)
                                          ------------     ------------

    Net Decrease........................   (17,036,825)      (6,168,591)
                                          ------------     ------------

Net decrease from transactions in shares
 of beneficial interest.................   (14,017,074)     (22,128,668)
                                          ------------     ------------

    Net Decrease........................   (31,053,899)     (28,297,259)

Net Assets:
Beginning of period.....................   110,516,013      138,813,272
                                          ------------     ------------
End of Period (Including accumulated
 undistributed net investment income of
 $372,456 and an accumulated net
 investment loss of $68,882,
 respectively)..........................  $ 79,462,114     $110,516,013
                                          ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JULY 31, 2001 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley Latin American Growth Fund (the "Fund"), formerly Morgan Stanley Dean Witter Latin American Growth Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JULY 31, 2001 (UNAUDITED) CONTINUED

maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. Forward Currency Contracts -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JULY 31, 2001 (UNAUDITED) CONTINUED

F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.25% to the portion of daily net assets not exceeding $500 million and 1.20% to the portion of the daily net assets exceeding
$500 million.

Prior to June 1, 2001 under a Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company ("TCW"), TCW provided the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JULY 31, 2001 (UNAUDITED) CONTINUED

the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and
(iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $21,643,000 at July 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended July 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended July 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $56,000 and $200, respectively and received $3,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended July 31, 2001 aggregated $44,722,607 and $53,379,057, respectively.

For the six months ended July 31, 2001, the Fund incurred brokerage commissions of $33,034 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JULY 31, 2001 (UNAUDITED) CONTINUED

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $4,300.

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                      FOR THE SIX               FOR THE YEAR
                                      MONTHS ENDED                 ENDED
                                     JULY 31, 2001            JANUARY 31, 2001
                                ------------------------  ------------------------
                                      (UNAUDITED)
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                ----------  ------------  ----------  ------------
CLASS A SHARES
Sold..........................     648,766  $  6,742,178     541,846  $  6,412,961
Redeemed......................    (666,934)   (6,861,086)   (524,401)   (6,097,164)
                                ----------  ------------  ----------  ------------
Net increase (decrease) --
 Class A......................     (18,168)     (118,908)     17,445       315,797
                                ----------  ------------  ----------  ------------
CLASS B SHARES
Sold..........................     346,064     3,622,084   1,370,159    17,649,840
Redeemed......................  (1,619,565)  (16,469,875) (4,161,466)  (49,590,950)
                                ----------  ------------  ----------  ------------
Net decrease -- Class B.......  (1,273,501)  (12,847,791) (2,791,307)  (31,941,110)
                                ----------  ------------  ----------  ------------
CLASS C SHARES
Sold..........................       8,491        91,618      62,537       796,624
Redeemed......................     (27,646)     (281,642)    (50,442)     (583,241)
                                ----------  ------------  ----------  ------------
Net increase (decrease) --
 Class C......................     (19,155)     (190,024)     12,095       213,383
                                ----------  ------------  ----------  ------------
CLASS D SHARES
Sold..........................       2,345        25,633     947,876    11,879,492
Redeemed......................     (91,708)     (885,984)   (221,713)   (2,596,230)
                                ----------  ------------  ----------  ------------
Net increase (decrease) --
 Class D......................     (89,363)     (860,351)    726,163     9,283,262
                                ----------  ------------  ----------  ------------
Net decrease in Fund..........  (1,400,187) $(14,017,074) (2,035,604) $(22,128,668)
                                ==========  ============  ==========  ============

6. Federal Income Tax Status
At January 31, 2001, the Fund had a net capital loss carryover of approximately $87,018,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through January 31 of the following years:

      AMOUNT IN THOUSANDS
--------------------------------
 2004     2005     2007    2008
-------  -------  ------  ------
$61,221  $19,839  $3,058  $2,900
=======  =======  ======  ======

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JULY 31, 2001 (UNAUDITED) CONTINUED

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $1,078,000 and $69,000, respectively, during fiscal 2001.

As of January 31, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 2001, there were no outstanding forward contracts.

At July 31, 2001, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

At July 31, 2001, investment in securities of issuers in Mexico and Brazil represented 53.1% and 35.9% of net assets, respectively. These investments, as well as other non-U.S. investments which involve risks and considerations not present with respect to U.S. securities may be affected by economic or political developments in these regions.

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                             FOR THE YEAR ENDED              FOR THE PERIOD
                               FOR THE SIX                      JANUARY 31,                  JULY 28, 1997*
                              MONTHS ENDED           ----------------------------------         THROUGH
                              JULY 31, 2001            2001         2000         1999       JANUARY 31, 1998
                              -------------          --------     --------     --------     ----------------
                               (UNAUDITED)
Class A Shares=/=
Selected Per Share Data:
Net asset value,
 beginning of period.....        $11.90               $12.26       $ 7.33       $12.14           $15.22
                                 ------               ------       ------       ------           ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................          0.10                 0.00        (0.01)        0.15            (0.07)
  Net realized and
   unrealized gain
   (loss)................         (1.95)               (0.36)        4.94        (4.96)           (3.01)
                                 ------               ------       ------       ------           ------
Total income (loss) from
 investment operations...         (1.85)               (0.36)        4.93        (4.81)           (3.08)
                                 ------               ------       ------       ------           ------

Net asset value, end of
 period..................        $10.05               $11.90       $12.26       $ 7.33           $12.14
                                 ======               ======       ======       ======           ======
Total Return+............        (15.55)%(1)           (2.62)%      66.71%      (39.62)%         (20.24)%(1)
Ratios to Average Net
 Assets:
Expenses.................          2.22 %(2)(3)         1.96 %(3)    2.28%(3)     2.21 %(3)        2.15 %(2)
Net investment income
 (loss)..................          1.63 %(2)(3)         0.05 %(3)    0.16%(3)     1.26 %(3)       (1.04)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....          $608                 $936         $751          $58             $110
Portfolio turnover
 rate....................            51 %(1)              44 %         59%          27 %             30 %

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
=/= THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                FOR THE SIX                              FOR THE YEAR ENDED JANUARY 31,
                                MONTHS ENDED            -----------------------------------------------------------------
                              JULY 31, 2001=/=          2001=/=      2000=/=           1999=/=      1998*=/=       1997
                              ----------------          --------     --------          --------     --------     --------
                                (UNAUDITED)
Class B Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....          $ 11.55              $ 11.99      $   7.24          $  12.09     $  11.47     $   9.48
                                   -------              -------      --------          --------     --------     --------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................             0.04                (0.09)        (0.06)             0.05        (0.09)       (0.04)
  Net realized and
   unrealized gain
   (loss)................            (1.86)               (0.35)         4.81             (4.90)        0.71         2.03
                                   -------              -------      --------          --------     --------     --------
Total income (loss) from
 investment operations...            (1.82)               (0.44)         4.75             (4.85)        0.62         1.99
                                   -------              -------      --------          --------     --------     --------

Net asset value, end of
 period..................          $  9.73              $ 11.55      $  11.99          $   7.24     $  12.09     $  11.47
                                   =======              =======      ========          ========     ========     ========
Total Return+............           (15.76)%(1)           (3.43)%       65.19 %          (40.12)%       5.41 %      20.99 %
Ratios to Average Net
 Assets:
Expenses.................             2.97 %(2)(3)         2.77 %(3)     3.06 %(3)         2.98 %(3)     2.81 %      2.78 %
Net investment income
 (loss)..................             0.88 %(2)(3)        (0.76)%(3)    (0.62)%(3)         0.49 %(3)    (0.64)%     (0.29)%
Supplemental Data:
Net assets, end of
 period, in thousands....          $71,358              $99,431      $136,699          $105,678     $272,710     $270,843
Portfolio turnover
 rate....................               51 %(1)              44 %          59 %              27 %         30 %         29 %

---------------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.
=/= THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                             FOR THE YEAR ENDED              FOR THE PERIOD
                               FOR THE SIX                      JANUARY 31,                  JULY 28, 1997*
                              MONTHS ENDED           ----------------------------------         THROUGH
                              JULY 31, 2001            2001         2000         1999       JANUARY 31, 1998
                              -------------          --------     --------     --------     ----------------
                               (UNAUDITED)
Class C Shares=/=
Selected Per Share Data:
Net asset value,
 beginning of period.....        $11.57               $12.02       $ 7.24       $12.10           $15.22
                                 ------               ------       ------       ------           ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................          0.05                (0.09)       (0.06)        0.06            (0.12)
  Net realized and
   unrealized gain
   (loss)................         (1.87)               (0.36)        4.84        (4.92)           (3.00)
                                 ------               ------       ------       ------           ------
Total income (loss) from
 investment operations...         (1.82)               (0.45)        4.78        (4.86)           (3.12)
                                 ------               ------       ------       ------           ------

Net asset value, end of
 period..................        $ 9.75               $11.57       $12.02       $ 7.24           $12.10
                                 ======               ======       ======       ======           ======
Total Return+............        (15.73)%(1)           (3.42)%      65.47 %     (40.17)%         (20.50)%(1)
Ratios to Average Net
 Assets:
Expenses.................          2.97 %(2)(3)         2.77 %(3)    2.95 %(3)    2.98 %(3)        2.91 %(2)
Net investment income
 (loss)..................          0.88 %(2)(3)        (0.76)%(3)   (0.51)%(3)    0.49 %(3)       (1.76)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....          $561                 $887         $776         $369             $792
Portfolio turnover
 rate....................            51 %(1)              44 %         59 %         27 %             30 %

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
=/= THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                             FOR THE YEAR ENDED              FOR THE PERIOD
                               FOR THE SIX                      JANUARY 31,                  JULY 28, 1997*
                              MONTHS ENDED           ----------------------------------         THROUGH
                              JULY 31, 2001            2001         2000         1999       JANUARY 31, 1998
                              -------------          --------     --------     --------     ----------------
                               (UNAUDITED)
Class D Shares=/=
Selected Per Share Data:
Net asset value,
 beginning of period.....        $11.97               $12.30       $ 7.35       $12.16           $15.22
                                 ------               ------       ------       ------           ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)................          0.10                 0.00        (0.02)        0.16            (0.04)
  Net realized and
   unrealized gain
   (loss)................         (1.94)               (0.33)        4.97        (4.97)           (3.02)
                                 ------               ------       ------       ------           ------
Total income (loss) from
 investment operations...         (1.84)               (0.33)        4.95        (4.81)           (3.06)
                                 ------               ------       ------       ------           ------

Net asset value, end of
 period..................        $10.13               $11.97       $12.30       $ 7.35           $12.16
                                 ======               ======       ======       ======           ======
Total Return+............        (15.37)%(1)           (2.37)%      66.80%      (39.56)%         (20.11)%(1)
Ratios to Average Net
 Assets:
Expenses.................          1.97 %(2)(3)         1.77 %(3)    2.06%(3)     1.98 %(3)        1.86 %(2)
Net investment income
 (loss)..................          1.88 %(2)(3)         0.24 %(3)    0.38%(3)     1.49 %(3)       (0.52)%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....        $6,935               $9,262         $588           $5               $8
Portfolio turnover
 rate....................            51 %(1)              44 %         59%          27 %             30 %

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
=/= THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Michael Perl
Vice President

Robert Meyer
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

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MORGAN STANLEY
LATIN AMERICAN
GROWTH FUND

SEMIANNUAL REPORT
JULY 31, 2001